EXHIBIT 99.1



Contact:     Neal A. Petrovich - (434) 773-2242
             Senior Vice President and Chief Financial Officer

Distribute:  PR Newswire, Virginia state/local news lines

Date:        January 19, 2005

Traded:      NASDAQ National Market               Symbol:  AMNB


              AMERICAN NATIONAL BANKSHARES INC. ANNOUNCES EARNINGS
              ----------------------------------------------------


     FOR IMMEDIATE RELEASE (Danville, Virginia) -- American National Bankshares Inc. (NASDAQ: AMNB) announced today reduced earnings for the fourth quarter of 2004 due to an increase in its allowance for loan losses. The Corporation added an additional $2.0 million to its reserve related to a $4.5 million loan secured by a hotel in a major North Carolina metropolitan area. Although payments have always been current on the loan, the increased reserve resulted from reduced cash flow of the hotel and a significant reduction in the collateral valuation of the property. As a result, the loan was determined to be impaired and was moved to nonaccrual status as of year-end.

     The addition brought the loan loss reserve to $7.98 million, which is 1.96% of loans at December 31, 2004. "Although this non-cash expense reduces our earnings as compared with 2003, we believe it fully reserves for our estimated potential exposure with the loan," stated Charles H. Majors, President and Chief Executive Officer.

     Net income was $1.43 million for the fourth quarter of 2004, down from $2.47 million in the prior year's final quarter. For the full year, 2004 net income was $8.66 million compared with $9.51 million in 2003. Basic earnings per share declined from $1.67 in 2003 to $1.55 in 2004; diluted earnings per share declined from $1.65 to $1.54. "Without the special addition to the loan loss reserve, we estimate that 2004 earnings per share would have increased by 4.4% over the prior year," said Majors. "We are gratified that, despite the special addition, the Corporation generated a 1.37% return on average assets, which is still higher than our peer group average."

     Net interest income, the Corporation's largest source of revenue, advanced 5.3% from the fourth quarter of 2003 to the fourth quarter of 2004, due largely to interest rate increases. The net interest margin improved from 3.78% to 4.02%.

     Non-interest income increased $67,000, or 3.7% from the fourth quarter of 2003 to 2004. Increased trust and mortgage banking income were primary contributors to this improvement.

     Comparing the fourth quarter of 2004 with the same quarter in 2003, non-interest expense declined $203,000 or 5.6%, due largely to a reduction in personnel expense. Profit sharing accruals were eliminated during the final quarter of 2004 as a result of the increased loan loss provision.

     Average deposits declined $3.89 million, or .8% from 2003's fourth quarter to the fourth quarter of 2004, as the Corporation did not strive to retain high-cost certificates of deposit. Instead, the Corporation focused on growing lower-cost checking and savings accounts. The growth in these "core" deposits was $27.28 million, on average, from the fourth quarter of 2003 to 2004, representing an increase of 10.0%.

     American National Bankshares Inc. will hold an earnings conference call at 9:00 a.m. Eastern Standard Time on Thursday, January 20, 2005. Interested parties may refer to our website at WWW.AMNB.COM for instructions.

     American National Bankshares Inc. is the holding company of American National Bank and Trust Company, a community bank with thirteen offices in Danville, Chatham, Collinsville, Gretna, Martinsville, Henry County, and South Boston, Virginia; one office in Yanceyville, North Carolina; and a loan production office in Greensboro, North Carolina. American National Bank and Trust Company provides a full array of financial products and services, including commercial, mortgage, and consumer banking; trust and investment services; and insurance. Services are also provided through eighteen ATMs, "AmeriLink" Internet banking, and our 24-hour "Access American" phone banking. Additional information is available on our website at WWW.AMNB.COM. The shares of American National Bankshares Inc. are traded on the NASDAQ National Market under the symbol "AMNB".

     This press release may contain "forward-looking statements," within the meaning of federal securities laws that involve significant risks and uncertainties. Statements herein are based on certain assumptions and analyses by the Corporation and are factors it believes are appropriate in the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies, or guidelines; significant changes in the economic scenario: significant changes in regulatory requirements; and significant changes in securities markets. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and the cautionary language in the Corporation's most recent Form 10-K report and other documents filed with the Securities and Exchange Commission. American National Bankshares Inc. does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

                                          Consolidated Balance Sheets
                                American National Bankshares Inc. and Subsidiary
                                                  (In thousands)
                                                     Unaudited
------------------------------------------------------------------------------------------------------------
                                                                                         December 31
                                                                                ----------------------------
                                                                                     2004            2003
                                                                                ------------     -----------
ASSETS

Cash and due from banks.........................................................$   12,371       $   16,236
Interestbearing deposits in other banks.........................................       197            1,652

Securities:
  Securities available for sale.................................................   165,958          171,376
  Securities held to maturity...................................................    22,205           36,103
                                                                                -----------      -----------
  Total securities..............................................................   188,163          207,479
                                                                                -----------      -----------

Loans held for sale.............................................................       971              560

Loans, net of unearned income ..................................................   407,269          406,245
Less allowance for loan losses..................................................    (7,982)          (5,292)
                                                                                -----------      -----------
  Net loans.....................................................................   399,287          400,953
                                                                                -----------      -----------

Bank premises and equipment, net................................................     7,517            7,718
Core deposit intangibles, net...................................................       484              934
Accrued interest receivable and other assets....................................    10,075            8,770
                                                                                -----------      -----------
  Total assets..................................................................$  619,065       $  644,302
                                                                                ===========      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
  Demand deposits - noninterest-bearing.........................................$   75,256       $   71,027
  Demand deposits - interest-bearing............................................    80,793           69,053
  Money market deposits.........................................................    52,031           59,251
  Savings deposits..............................................................    83,216           83,031
  Time deposits.................................................................   193,976          219,326
                                                                                -----------      -----------
  Total deposits................................................................   485,272          501,688
                                                                                -----------      -----------

  Repurchase agreements.........................................................    38,945           47,035
  FHLB borrowings...............................................................    21,338           21,000
  Accrued interest payable and other liabilities................................     2,510            2,648
                                                                                -----------      -----------
  Total liabilities.............................................................   548,065          572,371
                                                                                -----------      -----------

SHAREHOLDERS' EQUITY:
  Common stock, $1 par, 10,000,000 shares authorized,
    5,521,164 shares outstanding at December 31, 2004 and
    5,660,419 shares outstanding at December 31, 2003...........................     5,521            5,660
  Capital in excess of par value................................................     9,474            9,437
  Retained earnings.............................................................    56,430           55,538
  Accumulated other comprehensive income, net...................................      (425)           1,296
                                                                                -----------      -----------
  Total shareholders' equity....................................................    71,000           71,931
                                                                                -----------      -----------
  Total liabilities and shareholders' equity....................................$  619,065       $  644,302
                                                                                ===========      ===========


                                        Consolidated Statements of Income
                                American National Bankshares Inc. and Subsidiary
                                                  (In thousands)
                                                     Unaudited
---------------------------------------------------------------------------------------------------------------------------
                                                                                Three Months Ended      Twelve Months Ended
                                                                                   December 31              December 31
                                                                                ------------------      -------------------
                                                                                  2004      2003          2004      2003
                                                                                --------  --------      --------  --------
Interest Income:
  Interest and fees on loans....................................................$  5,906  $  5,891      $ 22,791  $ 25,228
  Interest on deposits in other banks...........................................      64        41           132       110
  Income on securities:
    Federal agencies............................................................     714       745         3,169     2,365
    Mortgage-backed.............................................................     307       252         1,046     1,316
    State and municipal.........................................................     530       505         2,088     1,961
    Other.......................................................................     199       263           894     1,198
                                                                                --------   -------      --------  --------
    Total interest income.......................................................   7,720     7,697        30,120    32,178
                                                                                --------   -------      --------  --------
Interest Expense:
  Interest on deposits:
    Demand......................................................................      83        51           269       225
    Money market................................................................     143       104           428       478
    Savings.....................................................................     118       126           439       713
    Time........................................................................   1,134     1,490         4,843     6,500
  Interest on repurchase agreements.............................................     151       123           528       496
  Interest on other borrowings..................................................     238       244           972       979
                                                                                --------   -------      --------  --------
    Total interest expense......................................................   1,867     2,138         7,479     9,391
                                                                                --------   -------      --------  --------
Net Interest Income.............................................................   5,853     5,559        22,641    22,787
Provision for Loan Losses.......................................................   2,370       255         3,095       920
                                                                                --------   -------      --------  --------
Net Interest Income after Provision
  for Loan Losses...............................................................   3,483     5,304        19,546    21,867
                                                                                --------   -------      --------  --------
Noninterest Income:
  Trust and investment services.................................................     768       645         2,976     2,523
  Service charges on deposit accounts...........................................     616       622         2,411     2,163
  Other fees and commissions....................................................     219       235           888       914
  Mortgage banking income.......................................................     152        90           612       571
  Securities gains (losses), net................................................      38        69           157       115
  Other income..................................................................      68       133           451       385
                                                                                --------   -------      --------  --------
    Total noninterest income....................................................   1,861     1,794         7,495     6,671
                                                                                --------   -------      --------  --------
Noninterest Expense:
  Salaries......................................................................   1,326     1,611         6,795     6,844
  Pension and other employee benefits...........................................     438       411         1,699     1,814
  Occupancy and equipment.......................................................     613       608         2,457     2,513
  Core deposit intangible amortization .........................................     113       113           450       450
  Other expenses................................................................     925       875         3,610     3,490
                                                                                --------   -------      --------  --------
    Total noninterest expense...................................................   3,415     3,618        15,011    15,111
                                                                                --------   -------      --------  --------
Income before Taxes.............................................................   1,929     3,480        12,030    13,427
Income Tax Provision............................................................     499     1,014         3,367     3,914
                                                                                --------   -------      --------  --------
Net Income......................................................................$  1,430   $ 2,466      $  8,663  $  9,513
                                                                                ========   =======      ========  ========

Net Income Per Common Share:
  Basic.........................................................................$    .26   $   .44      $   1.55  $   1.67
  Diluted.......................................................................$    .26   $   .43      $   1.54  $   1.65


Financial Highlights
American National Bankshares Inc. and Subsidiary

(Dollars in thousands, except per share data)

                                                  Three Months Ended                       Twelve Months Ended
                                                      December 31                              December 31
                                               ------------------------                 ------------------------
                                                   2004         2003      Change            2004         2003      Change
                                               -----------  -----------  --------       -----------  -----------  --------
EARNINGS
  Interest income                              $    7,720   $    7,697       .3 %       $   30,120   $   32,178     (6.4)%
  Interest expense                                  1,867        2,138    (12.7)             7,479        9,391    (20.4)
  Net interest income                               5,853        5,559      5.3             22,641       22,787      (.6)
  Provision for loan losses                         2,370          255    829.4              3 095          920    236.4
  Noninterest income                                1,861        1,794      3.7              7,495        6,671     12.4
  Noninterest expense                               3,415        3,618     (5.6)            15,011       15,111      (.7)
  Income taxes                                        499        1,014    (50.8)             3,367        3,914    (14.0)
  Net income                                        1,430        2,466    (42.0)             8,663        9,513     (8.9)

PER COMMON SHARE
  Earnings per share - basic                   $      .26   $      .44    (40.9)%       $     1.55   $     1.67     (7.2)%
  Earnings per share - diluted                        .26          .43    (39.5)              1.54         1.65     (6.7)
  Cash dividends paid                                 .20          .19      5.3                .79          .75      5.3
  Book value                                                                                 12.86        12.71      1.2
  Closing market price                                                                       24.21        26.08     (7.2)

FINANCIAL RATIOS
  Return on average assets                            .90 %       1.54 %    (64)bp            1.37 %       1.52 %    (15)bp
  Return on average shareholders' equity             7.96        13.92     (596)             12.06        13.52     (146)
  Average equity to average assets                  11.32        11.04       28              11.34        11.27        7
  Net interest margin (FTE)                          4.02         3.78       24               3.90         3.98       (8)
  Efficiency ratio                                  42.87        47.90     (503)             48.51        49.74     (123)

PERIOD END BALANCES
  Securities                                                                            $  188,163   $  207,479     (9.3)%
  Loans held for sale                                                                          971          560     73.4
  Loans, net of unearned income                                                            407,269      406,245       .3
  Assets                                                                                   619,065      644,302     (3.9)
  Deposits                                                                                 485,272      501,688     (3.3)
  Repurchase agreements                                                                     38,945       47,035    (17.2)
  FHLB borrowings                                                                           21,338       21,000      1.6
  Shareholders' equity                                                                      71,000       71,931     (1.3)

AVERAGE BALANCES
  Securities                                   $  190,281   $  186,474      2.0 %       $  195,128   $  168,587     15.7 %
  Total loans                                     406,073      411,376     (1.3)           403,695      418,870     (3.6)
  Interest-earning assets                         610,363      615,981      (.9)           608,915      598,693      1.7
  Assets                                          634,892      641,963     (1.1)           633,951      624,611      1.5
  Interest-bearing deposits                       414,418      427,753     (3.1)           415,402      422,097     (1.6)
  Deposits                                        495,515      499,403      (.8)           491,525      488,397       .6
  Repurchase agreements                            44,821       47,389     (5.4)            46,787       40,917     14.3
  FHLB borrowings                                  19,624       21,000     (6.6)            20,931       21,578     (3.0)
  Shareholders' equity                             71,858       70,888      1.4             71,862       70,367      2.1

CAPITAL
  Average shares outstanding - basic            5,520,041    5,662,664     (2.5)%        5,591,839    5,702,625     (1.9)%
  Average shares outstanding - diluted          5,570,386    5,725,481     (2.7)         5,642,056    5,764,127     (2.1)
  Shares repurchased                                5,000       10,000                     159,968      125,000
  Average price of shares repurchased          $    25.25   $    25.61                  $    23.67   $    25.03



Financial Highlights
American National Bankshares Inc. and Subsidiary

(Dollars in thousands, except per share data)

                                                  Three Months Ended                       Twelve Months Ended
                                                      December 31                              December 31
                                               ------------------------                 ------------------------
                                                   2004         2003      Change            2004         2003      Change
                                               -----------  -----------  --------       -----------  -----------  --------
ALLOWANCE FOR LOAN LOSSES
  Beginning balance                            $    5,599   $    6,067     (7.7)%       $    5,292   $    5,622     (5.9)%
  Provision for loan losses                         2,370          255    829.4              3,095          920    236.4
  Charge-offs                                         (67)      (1,040)   (93.6)              (655)      (1,457)   (55.0)
  Recoveries                                           80           10    700.0                250          207     20.8
                                               -----------  -----------  -------        -----------  -----------  -------
  Ending balance                               $    7,982   $    5,292     50.8         $    7,982   $    5,292     50.8 %

NONPERFORMING ASSETS
  Nonperforming loans:
    90 days past due                                                                    $        -   $       53   (100.0)%
    Nonaccrual                                                                               8,113        3,262    148.7
  OREO                                                                                         221          303    (27.1)
                                                                                        -----------  -----------  -------
  Nonperforming assets                                                                  $    8,334   $    3,618    130.3 %

ASSET QUALITY RATIOS **
  Nonperforming assets to total assets                                                        1.35 %        .56 %     79 bp
  Nonperforming loans to total loans                                                          1.99          .82      117
  Net chargeoffs to average loans                                                              .10          .30      (20)
  Allowance for loan losses to total loans                                                    1.96         1.30       66
  Allowance for loan losses
    to nonperforming loans                                                                     .98 X       1.60 X    (62)


Notes:

  bp - Change is measured as difference in basis points
  ** - Balance sheet amounts used in calculations are based on period end balances
